DELTA CORP HOLDINGS LIMITED

September 2024 | Introduction

FORWARD LOOKING STATEMENTS & DISCLAIMER

Presentation Disclaimer

This presentation (the "Presentation") is for informational purposes only with respect to the proposed business combination between Delta Corp Holdings Limited ("Delta") and expected Target Co. ("Target"), Delta Corp Holding Limited, a Cayman Islands exempted company ("Pubco"), shareholders of Delta and the parties thereto, and which we refer to as the "Business Combination." This Presentation is not any recommendation relating to the voting, purchase or sale of any security or as to any other matter by Delta, Target, Pubco or any other person. This Presentation does not purport to contain all of the information that may be required to evaluate the Business Combination and is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax, financial or legal advice. No representation or warranty, express or implied, is or will be given by Delta, Target, Pubco or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation. None of Delta, target or Pubco assume any obligation to update the information in this Presentation. Information contained in this Presentation (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation. To the fullest extent permitted by law, in no circumstances will Delta, Target or Pubco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation to or otherwise arising in connection with the foregoing or this Presentation.

Additional Information and Where to Find It

Pubco has earlier confidentially submitted with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form F-4 (as may be amended from time to time, the "Registration Statement"), Upon the future filing of the Registration Statement, Securityholders of any of the parties and other interested persons are urged to read, when available, the Registration Statement, preliminary proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available, because they contain important information about Delta, Target, Pubco and the Business Combination.

Forward-Looking Information

This Presentation contains "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934 or the Exchange Act.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con't)

All statements other than statements of historical facts contained in this Presentation, including statements regarding any of Delta's, Target or Pubco's strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the "forward looking statements."

The words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," " project," " should," " target," "will," and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These "forward looking statements" are only estimations, and any of Delta, Coffee or Pubco, or all of them, may not actually achieve the plans, intentions or expectations disclosed in "forward looking statements," so you should not place undue reliance on "forward looking statements." Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements made in this Presentation. Management of Delta, target and/or Pubco have based these "forward looking statements" largely on current expectations and projections about future events and trends that such persons believe may affect business, financial condition and operating results. "Forward looking statements" contained in this Presentation are made as of this date, and none of Delta, Target nor Pubco undertakes any duty to update such information except as required under applicable law.

This Presentation contains estimates made, and other statistical data published, by independent parties relating to market size and growth and other data about industries of Delta, Target or Pubco, as well as by respective management's estimates. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which Delta,Target and Pubco operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

No Offer or Solicitation

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to buy, any securities in any jurisdiction, or the solicitation of any vote, consent, proxy or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933 or an exemption therefrom.

FORWARD LOOKING STATEMENTS & DISCLAIMER (con't)

Financial Information

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. In addition, Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by Pubco with the SEC.

Use of Projections

The projections, estimates and targets in this Presentation, if any, are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of any of Delta, Target or Pubco. See "Forward-Looking Statements" above. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive, technological and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. Any prospective information are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. While all projections, estimates and targets are necessarily speculative, each of Target, Delta and Pubco believe that the preparation of prospective information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that prospective results are indicative of future performance or that actual results will not differ materially from any results presented or indicated in the prospective information. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that any of the Delta, Target or Pubco, or their respective representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Neither the independent auditors of Delta nor Coffee has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purposes of this Presentation.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation are not intended to, and do not imply, a relationship with any of Target, Delta or Pubco. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that any of Target, Delta or Pubco or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

A GLOBAL LEADER IN LOGISTICS PRIMED FOR GROWTH

A 4 years (2020-2023) transformative journey

Revenues in 2020-2023

$1.9B

Net profit in 2020-2023

$75+M

Tons of cargo delivered in 2023

12+M

Tons of fuel delivered in 2023

270,000+

Employees

400+

Offices worldwide

16



Dublin
Rotterdam
Copenhagen
London
Hamburg
New York
Geneva
Delhi
Seoul
Dubai
Mumbai
Lagos
Singapore
Delta Office Locations

FULLY INTEGRATED ONE-STOP LOGISTICS PROVIDER

Delta's service offerings cover every stage of the supply chain, including transportation and route optimization, fuel and lubricant supply, and management of logistics assets

International supply chain



DELTA'S ROLE
Cargo & Commodity Producers/Suppliers
Trans-shipment
Loading Storage Port logistics
Ocean transportation
Receiving Warehousing Stocking piling
Delivery to end user

	Trans-shipment	Loading Storage Port logistics	Ocean transportation	Receiving Warehousing Stocking piling	Delivery to end user
Bulk Logistics	☑	☑	☑	☑	☑
Energy Logistics	☑		☑		☑
Asset Management		☑	☑	☑	

FULL SERVICE THIRD-PARTY LOGISTICS PLATFORM FOR THE ENERGY, RAW MATERIALS AND AGRICULTURAL INDUSTRIES



Bulk Logistics

- Cargo aggregation
- Freight forwarding
- Route optimization
- Mine-to-port transportation
- Risk management

Energy Logistics

- Marine fuel supply
- Land fuel supply
- Lubricant supply and distribution
- Biofuels
- Carbon credits
- Credit and risk management

Asset Management

- Life cycle management
- Technical management
- Newbuilding supervision

Commodities

- Niche products or services
- Aggregation
- Bulk purchasing

DELTA'S LEADERSHIP TEAM HAS A TRACK RECORD OF SUCCESS BUILDING GLOBAL BUSINESSES

Board of Directors



Peter Shaerf

Non Exec Chairman



Mudit Paliwal

Founder, CEO, Director



Elizabeth Turnbull

Independent Director



Lelia Konyn

Independent Director



Michelle Bockmann

Independent Director

DELTA'S LEADERSHIP TEAM HAS A TRACK RECORD OF SUCCESS BUILDING GLOBAL BUSINESSES

Management Team



Mudit Paliwal

Founder, CEO, Director

NORVIC SHIPPING INTERNATIONAL LTD.
CARAVEL
noble group



Joseph Nelson

Chief Financial Officer

GASLOG
CREDIT SUISSE



Andrew Benjamin

EVP, Logistics

BHP
BUNGE



Chris Todd

EVP, Energy

GP+ GLOBAL
World Fuel Services



Caroline Huot

SVP, Asset Management

Vitol
GRINDROD
TotalEnergies

INVESTMENT HIGHLIGHTS

Delta's multinational footprint facilitates the global trade of energy, raw materials, and agricultural products

DELTA CORP HOLDINGS LIMITED

- Flexible, asset light model
- Management team with a track record of success leading multi-billion dollar companies
- Strong balance sheet
- Focus on niche, high growth markets within the energy and raw materials markets and adjacent industries
- Broad portfolio of services creates "sticky" customers
- Technology driven risk management

LOGISTICS PROVIDER TO SOME OF THE WORLD'S LARGEST BUSINESSES

Delta's business is supported by industry leading suppliers, banks, insurers and risk managers

Bulk Logistics

Energy Logistics

Customers

- Jindal Steel & Power
- JSW
- ArcelorMittal
- Cargill
- EGA
- CMA CGM
- MAERSK
- vedanta transforming for good
- Hapag-Lloyd

Suppliers

- STAR BULK
- TRAFIGURA
- Pacific Basin
- Vitol
- ExxonMobil

Partnerships

- Allianz
- West of England
- OCBC Bank
- DOW JONES RISK & COMPLIANCE
- بنك دبي التجاري Commercial Bank of Dubai
- TRACE Anti-Bribery Compliance Solutions
- ING
- TOKIO MARINE
- Valley

BUSINESS OVERVIEW

1. BULK LOGISTICS
2. ENERGY LOGISTICS
3. ASSET MANAGEMENT

1 BULK LOGISTICS: ASSET LIGHT THIRD-PARTY LOGISTICS PROVIDER

Delta leases transportation capacity at scale and leases it out to customers

1. **Flexible, asset light business model**
2. **Low CapEx needs**
3. **Strong relationships on both ends of the value chain**
4. **Operational excellence with proprietary data analysis and risk management tools**
5. **"Full Service" approach with multiple service offerings embedded into customer's supply chain**

1 BULK LOGISTICS CONNECTS PRODUCERS WITH END MARKETS

Cargo aggregation, parceling and route optimization along with data and technology driven decision making enhance our customer's supply chains and reduce their transportation costs

Cargo producer ⟷ Freight contracts ⟷ **Delta Corp** ⟷ **End user**

Vessel Owner / Truck owner → **Delta Corp**

Cargo producer

- Base metals
- Industrial commodities
- Agricultural products
- Intermediate capital goods
- Oil and oil products

End user

- Industrial end user
- Power plant
- Granary / food processor
- Trader
- Refiner

Customer

Supplier

KEY STATISTICS

1 Million MT per month
Avg amount of cargo delivered during FY23

300+
Vessels fixed in FY23

34,000+
Truck journeys in FY23

0 / 37
Number of vessels / Trucks owned

10
Offices in Europe, the Middle East and Asia

② ENERGY LOGISTICS SUPPLIES INDUSTRY LEADING FUELS, REDUCING CUSTOMERS' ENVIRONMENTAL IMPACT


Distribution

- Supplier of high-quality marine fuels and lubricants
- Backed by industry leading producers


Physical supplier

- Thames, UK served with 1 leased barge


Delta Connect

- Digital procurement system
- Transparent pricing
- Quality control monitoring
- Seamless integration


Credit & risk management

- Price and supply risk
- Hedging


Energy transition

- Biofuel supply
- Carbon credit trading
- Carbon offsetting with VERRA and Gold Standard projects

KEY STATISTICS

270,000

MT of fuel delivered in FY23

2000+

Transactions in 2023

11

Offices in Europe, the Middle East and Asia

1

Leased carbon neutral barges delivering fuel in Europe

3 ASSET MANAGER TO OFFSHORE ENERGY AND MARITIME MARKETS

Stable, recurring revenues and cash flows from "sticky" customer base

- Technical management
- Performance monitoring
- New buildings and project supervision
- Crew management

ASSETS UNDER MANAGEMENT



16
6
1
1
Offshore O&G
Onshore O&G
Merchant Vessels
Passenger Vessels

KEY STATISTICS

24
Assets under management

$900+ million
Market value of assets under management

4
Offices in Europe, the Middle East and Asia

August 2021
Asset management business is launched

GROWTH ACCELERATORS

PUBLIC MARKETS, A CATALYST TO ACCELERATE GROWTH

Cash flow and access to the debt capital markets is expected to provide opportunity for accelerated growth

Targeted areas of organic growth expansion

Bulk Logistics

- Geographic expansion
- Terminals / Warehousing
- Mine-to-port logistics
- EV / last mile services

Energy Logistics

- Geographic expansion
- Alternative fuels (LNG, ammonia, petroleum & refined products)
- Carbon offsets and carbon credits
- Retail fueling stations
- Lubricant manufacturing & distribution

Asset Management

- Portfolio expansion
- Industry consolidator
- Expand services across Delta Corp

BOLT-ON ACQUISITIONS HAVE BOLSTERED DELTA'S PLATFORM

Delta to continue its acquisition growth strategy to expand its service offerings

NOAH SHIP MANAGEMENT

- Acquired in August 2021
- Entrance into asset management
- 7 assets under management then.
- Offshore oil and gas assets and merchant vessels

VISHWAA CARRIERS

- Acquired in September 2022
- Mine-to-port transportation services in U.A.E.
- Full TL, LTL, and container services
- 50 truck fleet in operation since 2007

GP+ GLOBAL

- Acquired October 2022
- 18 retail fueling stations throughout Kenya, Tanzania, Uganda and Rwanda
- Lubricant production and distribution facility in Nigeria

zyngo

- Acquired in Q4 2023[1]
- **India's greenest last-mile delivery** provider for individuals and corporations
- 500,000+ deliveries per month via all electric fleet of 750+ electric vehicles
- Corporate clients include Amazon, Flipkart & Bigbasket

THREE WHEELS UNITED

- Acquired in Q1 2023
- **Global tech-enhanced financier for light electric vehicles** in emerging markets
- 4,000+ vehicles financed and $71M+ of income generated
- NASDAQ Impact 100 company

OLEO ENERGY

- Acquired October 2022
- One of the largest **Bitumen and Fuel Oil** / Furnace oil importer in India
- Bunkering license in UAE and active along the coastline of India

1. Delta has an approximate 46% (with the option to increase to ~56%) expected ownership post-closing in Zyngo

FINANCIALS & TRANSACTION OVERVIEW

FY 2023 FINANCIAL SUMMARY

Positioned for revenue growth from recent acquisitions and project pipeline

Consolidated revenues ($M)(1)(2)



750
600
450
300
150
0
7
196
532
621
617
2019
2020
2021
2022
2023

Revenues by Segment ($M)(1)



750
600
450
300
150
0
7
196
423
109
419
201
1
345
265
1
2019
2020
2021
2022
2023
Bulk Logistics
Energy Logistics
Asset Management

KEY STATISTICS

200%+

CAGR of revenues since 2019

5%

Average gross profit margin since 2019

1. Financial results for 2019 are for the period October through December

FY 2023 BALANCE SHEET

Strong balance sheet lays foundation for potential growth in the years ahead

($)	As of December 31,	As of December 31,	As of December 31,	As of December 31,
Balance Sheet	**2023**	**2022**	**2021**	**2020**
	(Unaudited) ($000'S)	(Audited) ($000'S)	(Audited) ($000'S)	(Audited) ($000'S)
Cash and cash equivalents	$9,893	$9,190	$20,008	$17,604
Trade and other receivables	$76,860	$81,470	$49,980	$15,884
Other Current Assets	$33,459	$37,468	$26,455	$9,596
Property, plant and equipment	29,350	31,751	135	97
Investment in associate	60	-	-	-
Right-of-use assets	5,673	3,609	2,495	427
Other non-current assets	608	-	68	43
Deferred tax assets	7,474	4,123	1,824	110
Intangible assets	12,619	5,093	1,134	117
Total Assets	$175,996	$172,704	$102,099	$43,878
Trade and other payables	65,618	66,600	44,994	20,995
Shore term borrowings	19,640	7,895	3,258	17,758
Other current liabilities	4,464	9,447	3,014	393
Long term borrowings	8,964	8,589	-	-
Provisions	653	653	175	-
Lease liability	3,500	2,700	1,415	265
Total Liabilities	$102,839	$95,884	$52,856	$39,411
Total Equity	73,157	76,820	49,243	4,467
Total Liabilities & Stockholders' Equity	$175,996	$172,704	$102,099	$43,878

KEY STATISTICS

$10 Million

Cash on hand as of December 31, 2023

$44 Million

Working capital as of December 31, 2023

30%

Debt to capitalization ratio

$8 Million

Debt reduction following the sale of Delta Avon in May 2024

SUMMARY TRANSACTION OVERVIEW

Overview[1]	• Implied initial equity value of approximately $270.0 million for Delta Corp Holdings Limited ("Delta" or "PubCo") • Shareholders of Kaival Brands Innovations Group, Inc. ("KAVL") will receive 1 ordinary share of Pubco for each share of KAVL common stock they own and Delta shareholders will receive $270.0 million in shares of Pubco
Ownership[1]	• Shareholders of Delta will collectively own approximately 89.70% of Pubco and JVA shareholders will collectively own approximately 10.30% of Pubco on a diluted basis • Implied diluted value per share of $2.66 leading to a Pro Forma equity value of $301.0 million
Earn-Out	• $30 million of additional shares issuable to Delta's existing shareholders to the Closing if the Surviving Public Company achieves or exceeds (i) revenues of $700 million and (ii) either (a) Earnings Before Interest, Taxes, and Depreciation and Amortization ("EBITDA") of $20 million or (b) net income of $10 million, in each case in clauses (i) and (ii), for the fiscal year ending December 31, 2025
Transaction Rationale	• Provides Delta with access to public markets, which will help accelerate expansion of its business and enter new markets that have synergies with its core businesses, including a broadening of its energy transition, sustainability, and environmental stewardship related service offerings • Attractive entry point / valuation for KAVL within the logistics market with significant upside potential • To accelerate growth, both organically and through acquisitions, and to broaden the Company's service offerings

1. Pro Forma diluted basis at $2.66 per share, excludes earn-out shares

INVESTMENT HIGHLIGHTS

Delta's multinational footprint facilitates the global trade of energy, raw materials, and agricultural products

DELTA CORP HOLDINGS LIMITED

- Flexible, asset light model
- Management team with a track record of success leading multi-billion dollar companies
- Strong balance sheet
- Focus on niche, high growth markets within the energy and raw materials markets and adjacent industries
- Broad portfolio of services creates "sticky" customers
- Technology driven risk management

APPENDIX

1. TECHNOLOGY PLATFORMS OVERVIEW
2. CORPORATE DEVELOPMENT

TECHNOLOGY PLATFORMS OVERVIEW

1. QUANTSHIP.AI
2. DELTA-Q PLATFORM
3. THREE WHEELS UNITED – EV FINTECH

TECHNOLOGY PLATFORMS OVERVIEW

1 QUANTSHIP.AI

Powered by predictive algorithms, QuantShip seeks to continuously produce **high quality trading signals (alphas) through our proprietary platform** focused on market inefficiencies spanning asset classes and global shipping markets.

Key Highlights

- Opens new access to investor's exposure to Dry Bulk Shipping indices, enabling Owners, Investors and Financiers to **invest in their targeted sector in dry shipping** to outperform the returns of Dry Bulk Shipping Index
- Provides long/short exposure of dry bulk shipping market through a portfolio of freight futures contract on dry bulk indices
- Guided by AI/ML, will **trade freight futures,** executing the trade in the liquid contracts. These **contracts will be cleared on any one of the exchanges**
- Daily outputs on Indices moves and tracks the accuracy of each of the Index predictions, with predictions running at an **accuracy rate of 86+%**

2 DELTA-Q PLATFORM

An **e-platform designed to collate and evaluate the supply side dynamic for a particular cargo and assist in decision making**.

The system uses global maritime data and market information to create a "cargo" with key details like load port laycan, cargo type, and quantity. It then analyzes matching vessels and ranks them based on market rates.

Key Highlights

- Provides a **neat nearby snapshot of tonnage supply** based upon which the Chartering team can determine if it's wise to go aggressive or conservative when rating a piece of business.
- **Automatically evaluates the "Baltic" Described Vessel (Fictitious description, based upon which forward derivatives are evaluated),** allowing better cargo benchmarking and relative values of the actual available vessels
- Easily access, including **uploaded output data into Excel format** to assist with sharing notes / bid offers

3 THREE WHEELS UNITED

Three Wheels United (TWU) is a **tech enhanced financing platform** which is facilitating the electrification of India's 175M Light Vehicles. Delta is the majority stake holder of TWU.

Key Highlights

- Developed a **disruptive multi-solution platform to finance light Electric Vehicles (EVs),** leveraging technology to provide **most competitive affordable loans and rent-to-own options** to India's 12 million rickshaw drivers
- **Disbursed over $7M in loans to-date** and is uniquely positioned to **scale up to a $100M+ business in the next 2 to 3 years**
- Has an **MoU from the Government of India (through CESL) to provide affordable financing for 70,000 EVs** over the next 2.5 years, equivalent to over **~$100M in low-cost capital to fuel a realistic and proven growth pipeline that is well situated in the market**
- Has **strategic partnerships with vehicle manufacturers, charging/ service providers, and gig economy aggregators** to facilitate EV market growth while de-risking TWU's business model

CORPORATE DEVELOPMENT

1. CARBON CREDIT
2. LAST MILE CARBON EMISSION FREE LOGISTICS
3. ENERGY DISTRIBUTION
4. LLYOD'S LIST
5. MULTIMODAL LOGISTICS PARK

CORPORATE DEVELOPMENT INITIATIVES



1 Carbon Credit

- Delta Energy began marine fuel carbon emissions offsetting in ARA
- Started a carbon credit trading desk to support the growing ESG demands of ship owners and cargo charterers
- Supplies marine fuel to their clients from their Carbon neutral barges in the ARA and UK regions.
- Portfolio of emission reduction credits utilized on a monthly basis to offset the greenhouse gasses resulting from the combustion of their barge' gasoil
- Offers clients the ability to offset their broader petroleum product fuel purchases by presenting available offset opportunities through their trading desks
- Aspire for carbon neutrality by 2025 in its logistics and distribution businesses



2 Last Mile Carbon Free Logistics

- Asset light, scalable model for hyperlocal e-commerce. Delta has signed agreement and is in process to acquire majority stake in Zyngo EV which operates out of India
- Traction of more than fleet of 1000 EV's deployed doing more than 500k deliveries per month.
- Targeting 5000+ vehicles doing more than 5 Million deliveries within next 24 months
- Strategy based on Zyngo acting as a brilliant feeder for TWU – EV Leasing business



3 Energy Distribution in Africa

- Delta owns and manages 30+ fuel stations in East Africa; specifically in Kenya, Tanzania and Uganda
- Asset light model as stations built on long term lease
- Current traction of 20M gallons fuel distributed in FY23, targeting 100+ stations across Africa by FY26
- Delta's strategy includes:
  - Convert existing and build new retail stations which are futuristic
  - EV Charging stations and Swapping stations in each fuel outlet
  - Each outlet to be based on rooftop solar energy
  - Asset Light company leased dealer operated model

4 Llyod's List

- Founder & CEO of Delta, Mudit Paliwal, made it to the Top 100 in Lloyd's List
- Recognized for its unique business model and rapid sustainable footprint

5

MULTIMODAL LOGISTICS PARK | NAGPUR, INDIA

Awarded a state-of-the-art multimodal logistics park (MMLP) in Nagpur, India, by the National Highways Logistics Management, a subsidiary of the National Highways Authority of India. The MMLP is slated to develop over 150.3 acres of land.

Delta will oversee the facility's construction, operation, and maintenance for a 45-year lease term. The goal is to reduce logistics bottlenecks and transportation in one of India's fastest-growing regions.

The project is crucial, aligning with the Indian government's PM Gati Shakti's *National Master Plan for Multi-Modal Connectivity* to support regional growth and infrastructure.

Project Highlights:

- Marks a **pivotal step in Delta's strategic growth initiatives**, further positioning the Company as a significant participant in the international logistics landscape.
- **Total investment of approximately $34 million** for all three phases is estimated, at prevailing exchange rates. The first phase is expected to cost roughly $18.3 million, and completion is estimated by the end of Q1 2026.
- **Anticipated average annual revenues and EDITBA of approximately $67 million and $22 million respectively,** over the 45-year lease term.
- Intends to **finance 70% of the project's cost** from local commercial banks, with the balance coming from cash on hand and cash flow from operations.


WAREHOUSE
01

Artist rendition of Nagpur MMLP

THANK YOU